SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	May 24, 2001

ILLINOIS SUPERCONDUCTOR CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22302	36-3688459

(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

451 Kingston Court, Mt. Prospect, Illinois	60056

(Address of Principal Executive Offices)	(Zip Code)

(847) 391-9400
(Registrant’s telephone number, including area code)

SIGNATURE
EXHIBIT INDEX
Press Release

Item 5. Other Events.

      On May 24, 2001, Illinois Superconductor Corporation issued a press release announcing that it had received an order from Verizon Wireless for twelve Adaptive Notch Filter systems, to be deployed in the Chicago area.

Item 7 — Financial Statements, Pro Forma Financial Information and Exhibits.

Items (a) and (b) are inapplicable.

(c) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Illinois Superconductor Corporation on May 24, 2001 announcing that it had received an order from Verizon Wireless for twelve Adaptive Notch Filter systems, to be deployed in the Chicago area.

SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: May 30, 2001		Illinois Superconductor Corporation

	By:	/s/ Charles F. Willes

Charles F. Willes Principal and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Illinois Superconductor Corporation on May 24, 2001 announcing that it had received an order from Verizon Wireless for twelve Adaptive Notch Filter systems, to be deployed in the Chicago area.